UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2004

WELLCHOICE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31513	71-0901607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 West 42nd Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 476-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-1 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

At its December 15, 2004 meeting, based upon the recommendation of the Compensation Committee, the Board of Directors of WellChoice, Inc. (the “Company” or “we”) approved resolutions:

•	to “freeze,” as of December 31, 2004, the existing Executive Savings Plan, which is incorporated by reference as Exhibit 10.4 to our Form 10-K for the year ended December 31, 2003 (the “2003 Form 10-K”); and

•	to adopt, effective January 1, 2005, a new 2005 Executive Savings Plan, a copy of which is filed as Exhibit 10.38 to this report and incorporated herein by reference (the “2005 Executive Savings Plan”).

The 2005 Executive Savings Plan is similar to the old plan but includes provisions intended to comply with the American Jobs Creation Act of 2004. A summary of the 2005 Executive Savings Plan is set forth below.

The 2005 Executive Savings Plan enables eligible executives to defer a portion of their base salaries or incentive compensation and to receive the benefit of a matching contribution from the Company. Key employees, as defined in the Internal Revenue Code of 1986, as amended, or the “Code,” are eligible to participate in this unfunded, non-qualified executive savings plan based upon a qualifying salary range which is adjustable on a yearly basis. In 2005, employees who had an annual base salary of at least $100,000, as of December 1, 2004 (or date of hire if a newly hired employee) or total compensation earned from January 1 through December 1, 2004 of at least $140,000, may participate in the 2005 Executive Savings Plan.

Participation in the 2005 Executive Savings Plan is voluntary, and participants may make whole-year and make-up elections. A whole-year election is effective for the entire plan year and must specify a deferral percentage between 5% and 80% of base salary (in contrast to a maximum of 33 1/3% under the old plan), of any incentive award under the Annual Executive Incentive Compensation Plan, and of other performance-based awards as defined in the 2005 Executive Savings Plan. The maximum deferral percentage is subject to adjustment in the discretion of the Company. A make-up election becomes effective once total compensation for the Plan year reaches the maximum amount that can be recognized in that Plan year under applicable tax laws for purposes of the Company’s 401(k) employee savings plan. As of January 1, 2005, the maximum amount is $210,000. A make-up election is for any whole percentage up to 6% of total compensation in excess of $210,000. We will credit the employee’s account with an employer match up to 50% of the amount of the total compensation deferred pursuant to the make-up election. The vesting period for the employer match is three years of service.

The participant may designate, from among the investment funds available for selection under the 2005 Executive Savings Plan, which are actively managed by an independent investment manager, the fund or funds to be used to attribute hypothetical investment performance to amounts added to his or her account during the plan year. Nothing in the 2005 Executive Savings Plan requires the employer to invest, earmark, or set aside its general assets in any specific manner.

The fund or funds selected are subject to market fluctuations and, as such, there are no above-market or preferential earnings on deferred compensation paid during the fiscal year, but deferred at the election of the executive.

***

At its December 15, 2004 meeting, based upon the recommendation of the Compensation Committee, the Board of Directors also approved the 2005 Annual Executive Incentive Plan (the “2005 Annual Plan”). The 2005 Annual Plan is substantially identical to the Annual Executive Incentive Compensation Plan described under the caption “Executive Compensation – Annual Executive Incentive Compensation Plan” on page 28 of our Proxy Statement dated April 5, 2004, as supplemented (the “2004 Proxy Statement”), furnished to stockholders in connection with the Annual Meeting of Stockholders held May 19, 2004, which description is incorporated by reference herein.

The performance objectives under the 2005 Annual Plan are identical to the 2004 annual performance objectives and the 2003 annual performance objectives, as previously disclosed under “Compensation Committee Report on Executive Compensation – Elements of the Compensation Package – Annual Bonus” on pages 23 and 24 of the 2004 Proxy Statement. The performance objectives consist of growth in commercial managed care membership (excluding the New York City and New York State accounts), pre-tax earnings and customer satisfaction. We have included this information in this report insofar as the 2005 Annual Plan could be construed as a “new” plan. A copy of the 2005 Annual Plan is filed as Exhibit 10.39 to this report and incorporated herein by reference.

***

At its December 15, 2004 meeting, based upon the recommendation of the Compensation Committee, the Board of Directors approved several changes to the change in control retention agreements we have with our senior executives. A description of the existing change in control retention agreements is set forth on pages 32 and 33 of the 2004 Proxy Statement, which description is incorporated herein by reference. As set forth therein, the change in control retention agreements provide for the payment by the Company of specified benefits in the event the employment of the senior executive terminates under specified circumstances following a change in control. Copies of the agreements between the Company and the named executive officers in the 2004 Proxy Statement – Michael Stocker, MD, President and Chief Executive Officer, John Remshard, Senior Vice President and Chief Financial Officer, Gloria McCarthy, Executive Vice President and Chief Operating Officer, Linda Tiano, Senior Vice President and General Counsel, and Jason Gorevic, Senior Vice President and Chief Sales and Marketing Officer, are incorporated by reference in our 2003 Form 10-K as Exhibits 10.18, 10.20, 10.27, 10.28, and 10.29, respectively.

In the existing agreements with Dr. Stocker, Mr. Remshard, Ms. McCarthy and Ms. Tiano, the Company agreed to pay additional amounts to the executives in the event the amounts payable under the agreements subject the executive to the payment of excise taxes. Specifically, under Section 4999 of the Code, should the compensation and benefits payable to an executive in connection with or contingent upon a change in control of the executive’s employer exceed the product (the “Parachute Payment Limit”) of 2.99 and the executive’s “base amount” (as that term is defined in Section 280G of the Code), the executive is subject to an excise tax equal to 20% of the difference between the amount received and his or her base amount. In the event an excise tax is payable, under the gross-up provision contained in the agreements, the Company has agreed to pay the executive an additional amount so that the net amount retained by him or her after payment of all taxes, penalties and interest will be the same amount that he or she would have retained if none of the payments had been subject to the excise tax. At its December 15, 2004 meeting, the Board of Directors approved the extension of this gross-up benefit to the other three executive officers of the Company: Mr. Gorevic; Deborah Loeb Bohren, Senior Vice President, Communications; and Robert Lawrence, Senior Vice President, Human Resources and Services. The amendments for Messrs. Gorevic and Lawrence and Ms. Bohren are dated December 16, 2004. A copy of Mr. Gorevic’s amendment is filed as Exhibit 10.29(a) to this report and incorporated herein by reference and copies of the agreements with Ms. Bohren and Mr. Lawrence, as amended, are filed as Exhibits 10.40 and 10.41, respectively, to this report and incorporated herein by reference.

In addition, at its December 15, 2004 meeting, the Board approved a technical amendment to the change in control retention agreements relating to the excise tax gross-up provision contained in the existing agreements with Dr. Stocker, Mr. Remshard, Ms. McCarthy and Ms. Tiano. This provision indicates that if the payments under the agreement exceed the Parachute Payment Limit by less than 10% of the executive’s annual base salary, the executive waives his or her right to receive payments to the extent necessary to reduce the payments to an amount equal to the Parachute Payment Limit. The amendment clarifies ambiguous language relating to this waiver. It is not intended to change the original intent of the agreements or to enhance or diminish in any way the protection provided to the executives against bearing the cost of the excise tax. The amendments for Dr. Stocker, Mr. Remshard, Ms. McCarthy and Ms. Tiano are dated December 16, 2004. Copies of the amendments executed by Dr. Stocker, Mr. Remshard, Ms. McCarthy and Ms. Tiano are filed as Exhibits 10.18(a), 10.20(a), 10.27(a) and 10.28(a), respectively, to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. The following exhibits to this Current Report on Form 8-K are being filed:

Exhibit No.	Description
10.18(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated December 18, 2002, between WellChoice, Inc. and Michael A. Stocker, MD

10.20(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated December 23, 2002, between WellChoice, Inc. and John Remshard

10.27(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated April 30, 2003, between WellChoice, Inc. and Gloria McCarthy

10.28(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated December 23, 2002, between WellChoice, Inc. and Linda Tiano

10.29(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated February 11, 2003, between WellChoice, Inc. and Jason Gorevic

10.38	Empire BlueCross BlueShield 2005 Executive Savings Plan (Effective January 1, 2005)

10.39	WellChoice, Inc. Annual Executive Incentive Plan – 2005 Plan Description

10.40	Change in Control Retention Agreement dated February 11, 2003, between WellChoice, Inc. and Deborah Loeb Bohren, as amended by Amendment dated December 16, 2004

10.41	Change in Control Retention Agreement dated December 23, 2002, between WellChoice, Inc. and Robert Lawrence, as amended by Amendment dated December 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCHOICE, INC. (Registrant)

Date: December 20, 2004	By:	/s/ John Remshard
	Name:	John Remshard
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.18(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated December 18, 2002, between WellChoice, Inc. and Michael A. Stocker, MD

10.20(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated December 23, 2002, between WellChoice, Inc. and John Remshard

10.27(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated April 30, 2003, between WellChoice, Inc. and Gloria McCarthy

10.28(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated December 23, 2002, between WellChoice, Inc. and Linda Tiano

10.29(a)	Amendment dated December 16, 2004 to Change in Control Retention Agreement, dated February 11, 2003, between WellChoice, Inc. and Jason Gorevic

10.38	Empire BlueCross BlueShield 2005 Executive Savings Plan (Effective January 1, 2005)

10.39	WellChoice, Inc. Annual Executive Incentive Plan – 2005 Plan Description

10.40	Change in Control Retention Agreement dated February 11, 2003, between WellChoice, Inc. and Deborah Loeb Bohren, as amended by Amendment dated December 16, 2004

10.41	Change in Control Retention Agreement dated December 23, 2002, between WellChoice, Inc. and Robert Lawrence, as amended by Amendment dated December 16, 2004